Security Information








Security Purchased


CUSIP
BRBOVHACNOR5


Issuer
BOVESPA HOLDINGS SA


Underwriters
Credit Suisse, Goldman Sachs, Banco Bradesco,
Banco Itau, Banco Santander, UBS, BB Banco De
Investimentos, DBSI, HSBC


Years of continuous operation, including predecessors
> 3 years


Ticker
BOVH3 BZ


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to QIBs
 $                                               3,200,734,444


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               3,200,734,444


Public offering price
 $                                                           12.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.26


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
10,600
 $                   135,444
0.00%



DWS International Select Equity VIP
Chicago
20,300
 $                   259,389
0.01%



New York Funds







DWS Emerging Markets Equity Fund
New York
                        33,300
 $                   425,500
0.01%



DWS Global Thematic Fund
New York
                      142,300
 $
1,818,278
0.06%



DWS International Fund
New York
                      191,700
 $
2,449,500
0.08%



DWS International Select Equity Fund
New York
                        21,500
 $                   274,722
0.01%



DWS International VIP
New York
                        61,000
 $                   779,444
0.02%



DWS Latin America Equity Fund
New York
84,600
 $                 1,081,000
0.03%



Total

565,300
 $
7,223,278
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
KYG017171003


Issuer
ALIBABA.COM LTD


Underwriters
DBSI, Goldman Sachs, Morgan Stanley, BNP
Paribas, BOCI Asia Ltd, China Construction Bank,
Citigroup, CLSA Ltd, Pacific Crest Securities,
United Overseas Bank


Years of continuous operation, including predecessors
> 3 years


Ticker
1688 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/27/2007


Total dollar amount of offering sold to QIBs
 $                                               1,496,073,207


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,496,073,207


Public offering price
 $                                                             1.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
37,000
 $                     64,448
0.00%



DWS Mid Cap Growth VIP
Chicago
75,000
 $                   130,638
0.01%



DWS Technology Fund
Chicago
142,000
 $                   247,342
0.02%



DWS Technology VIP
Chicago
22,500
 $                     39,192
0.00%



New York Funds







DWS Emerging Markets Equity Fund
New York
60,500
 $                   105,382
0.01%



DWS International Fund
New York
                      347,500
 $                   605,291
0.04%



DWS International Select Equity Fund
New York
                        39,000
 $                     67,932
0.00%



DWS International VIP
New York
                      110,500
 $                   192,474
0.01%



DWS Mid Cap Growth Fund
New York
                      175,000
 $                   304,823
0.02%



Total

1,009,000
 $                 1,757,523
0.12%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.










































































Security Information








Security Purchased


CUSIP
AEDFXA0M6V00


Issuer
DP WORLD LIMITED


Underwriters
DBSI, Dubai Islamic Bank, Merrill Lynch, Suaa
Capital


Years of continuous operation, including predecessors
> 3 years


Ticker
DPW DU


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/21/2007


Total dollar amount of offering sold to QIBs
 $                                               4,963,400,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               4,963,400,000


Public offering price
 $                                                             1.30


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
248,999
 $                   323,699
0.01%



DWS International Select Equity VIP
Chicago
372,300
 $                   483,990
0.01%



New York Funds







DWS Global Thematic Fund
New York
                   3,583,804
 $                 4,658,945
0.09%



DWS International Fund
New York
                   3,540,300
 $                 4,602,390
0.09%



DWS International Select Equity Fund
New York
402,700
 $                   523,510
0.01%



DWS International VIP
New York
                   1,125,100
 $                 1,462,630
0.03%



Total

9,273,203
 $               12,055,164
0.24%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the uarter-end date is listed.


















































































Security Information








Security Purchased


CUSIP
AT000000STR1


Issuer
STRABAG SE


Underwriters
DBSI, Goldman Sachs, Raiffeisen Centrobank,
Baden-Wuerttembergische Bank, Erste Bank der
Oesterreichischen, Dresdner Kleinwort,


Years of continuous operation, including predecessors
> 3 years


Ticker
STR AV


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/18/2007


Total dollar amount of offering sold to QIBs
 $                                               1,689,251,357


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,689,251,357


Public offering price
 $                                                           67.03


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS International Value Opportunities Fund
New York
538
 $                     36,064
0.00%



Total

538
 $                     36,064
0.00%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.